Other liabilities	12 Months Ended
Jun. 30, 2026
Other liabilities
Other liabilities

24.    Other liabilities

Other current liabilities consist of the following:

	As of June 30,
(in € thousands)	2025	2026
Personnel-related liabilities (1)	34,272	43,953
Customer returns	83,078	76,749
Liabilities from sales tax	35,758	49,453
Liabilities against brand partners	14,462	11,300
Accrued expenses & other liabilities	179,265	167,476
Total	346,835	348,932

(1) Personnel-related liabilities include amounts related to the transformation plan described below.

On September 3, 2025, the Company announced that, as part of its transformation plan for YNAP, it was considering efficiency measures that may include a partial reduction of the workforce across several sites in Italy, the United Kingdom, the United States and other jurisdictions. These actions were subject to applicable information and consultation processes with employee representatives in each jurisdiction, which have since been completed. Based on current assessments, these measures are expected to affect up to approximately 700 employees. The ultimate scope, timing and financial impact of any workforce adjustments may continue to differ from the figures currently presented.

In connection with the above announcement, €33.1 million in restructuring expenses have been recognized during the year ended June 30, 2026.